Benefit Plans - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Benefit Plans [Line Items]
Employer contribution	$ 235,000	$ 250,000
Estimated net loss and prior service cost for the defined benefit pension plan	170,000
Employee Stock Ownership Plan (ESOP), Number of Allocated Shares	836,000
Employee stock ownership plan ESOP allocated shares Fair value	1,055,000
Share-based compensation arrangement by share-based payment award, shares purchased for award	354,551
Share-based compensation arrangement by share-based payment award, per share weighted average price of shares purchased		$ 9.64
Stockholders' equity, period increase (decrease)	3,400,000
Employee stock ownership plan (ESOP), compensation expense	195,000	203,000
Employer contribution expected amount	200,000
Defined benefit postretirement life insurance
Benefit Plans [Line Items]
Accumulated benefit obligation	$ 1,300,000	$ 1,200,000